UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2009

Broadview Networks Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-14294	11-3310798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Westchester Avenue, Rye Brook, NY	10573
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 922-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 4, 2009, Broadview Networks Holdings, Inc. (the “Company”) paid annual bonuses to each of its named executive officers for services performed during 2008. The bonuses paid to each of the named executive officers for services performed during 2008 are set forth in the Company’s Summary Compensation Table below (which has been updated to include the bonus information and to recalculate the information that was previously provided with respect to each named executive officer in the Company’s Summary Compensation Table included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2009):

				Stock	Option	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Total
Michael K. Robinson	2008	$436,264	$230,000	$31,402	$101,627	$120,446	$919,739
President and Chief	2007	400,000	400,000	598,923	97,420	91,955	1,588,298
Executive Officer	2006	400,000	300,000	219,813	—	96,400	1,016,213

Corey Rinker	2008	268,242	80,000	12,284	14,528	—	375,054
Executive Vice President, Chief	2007	260,000	90,000	225,889	9,685	80,898	666,472
Financial Officer, Treasurer and Assistant Secretary	2006	260,000	75,000	129,703	—	—	464,703

Brian P. Crotty	2008	328,736	140,000	28,354	40,337	—	537,427
Chief Operating Officer	2007	310,000	205,000	480,089	26,891	77,417	1,099,397
	2006	310,000	190,000	175,550	—	—	675,550

Charles C. Hunter	2008	265,000	80,000	11,129	14,528	—	370,657
Executive Vice President,	2007	250,000	100,000	198,164	9,685	—	557,849
General Counsel and Secretary	2006	250,000	75,000	83,954	—	—	408,954

Terrence J. Anderson	2008	265,000	80,000	15,362	31,459	—	391,821
Executive Vice President, Finance	2007	250,000	165,000	205,963	20,972	—	641,935
and Corporate Development	2006	250,000	150,000	—	—	—	400,000

Ken A. Shulman	2008	265,000	80,000	11,814	24,195	—	381,009
Executive Vice President, Chief	2007	250,000	125,000	161,012	16,130	—	552,142
Technology Officer and Chief Information Officer	2006	250,000	100,000	—	—	—	350,000
Individual bonus amounts for the Company’s named executive officers were determined by the board of directors of the Company, after consultation with the ad hoc compensation committee of the board of directors and the Company’s Chief Executive Officer (with respect to the individual bonus amounts for each named executive officer other than the Company’s Chief Executive Officer), including consideration of the compensation study conducted by Radford Surveys & Consulting unit of Aon Consulting during 2007, based upon (i) each named executive officer’s general individual performance, including work output, and performance within the management team; (ii) each named executive officer’s contributions toward the integration of Eureka Broadband Corporation; (iii) each named executive officer’s contributions toward the Company’s various strategic initiatives; (iv) each named executive officer’s overall significance toward the short- and long-term success of the Company’s business; and (v) the scope of each named executive officer’s duties and responsibilities within the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 10, 2008

BROADVIEW NETWORKS HOLDINGS, INC.
By:	/s/ Michael K. Robinson
	Name:	Michael K. Robinson
	Title:	Chief Executive Officer, President and Director

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